UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 25, 2012

Commission File No. 001-13349

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 1

Exhibit Index	Page 2

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ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2012, Bar Harbor Bankshares issued a press release announcing its results of operations for the three and nine months ended September 30, 2012.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits No. Description

99.1

Copy of Company’s press release dated October 25, 2012, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2012

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz

Chief Financial Officer

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Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Registrant's Press Release dated October 25, 2012